                                 MAIRS AND POWER
                               BALANCED FUND, INC.

ANNUAL REPORT
December 31, 2002

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 18, 2003

TO OUR SHAREHOLDERS:

FOURTH QUARTER RESULTS

The Balanced Fund enjoyed a solid fourth quarter recovery fueled by a strong rebound in stock prices from quite depressed levels at the beginning of the period. Based on a December 31, 2002 net asset value of $45.09 per share, the Fund showed a total investment return of 6.6% after adjustment for the reinvestment of cash dividends. Because of lower fixed income returns, the Fund lagged behind higher equity returns of 8.4% for the Standard & Poor's 500 Stock Index and 10.6% for the Dow Jones Industrial Average. The Lehman Bros. Gov't/Credit Bond Index produced a comparable 1.7% return as market strength in the credit markets began to diminish during the period.

Economic growth weakened considerably in the fourth quarter after a reasonably strong showing in the third quarter. Real Gross Domestic Product rose a relatively modest 0.7% (preliminary basis) compared to a 4% gain in the third quarter mainly because of a stalling out of consumer spending growth. In a surprising turnaround, business spending evidenced a slight pick-up of 1.5% representing the first improvement since the third quarter of 2000. Government spending expanded at a 4.6% annual rate reflecting a 10.2% growth rate at the Federal level. Inflation remained well contained with the GDP implicit price deflator rising only at a 1.8% annual rate. Finally, early indications are that corporate profits were up close to 10% on an operating basis as year-over-year profitability trends continued to improve.

The stock market improvement during the quarter was a function of a very depressed starting point together with a surprisingly good earnings performance, considering the economic slowdown that took place during the period. Among the various market sectors, technology and telecommunication services did the best recovering from very depressed levels. Other sectors that did well included such basic industries as containers and packaging, forest products, machinery and metals and mining. The areas of the market showing the poorest performance generally included those related to consumer spending and included autos, beverages, food, hotels, household products, leisure services, retail and restaurants. Individual stocks showing the best performance included Qwest Communications (+119.3%), Corning (+106.9%), Verizon Communications (+41.2%) and IBM (+32.7%) while those that fared the worst included Sturm, Ruger (-21.6%), Kimberly-Clark (-16.2%), Baxter International (-8.7%) and Pentair (-7.0%).

2002 IN REVIEW

Even though the Fund finished the year on a strong note, it could not overcome the damage that occurred earlier in the year as a result of the very weak stock market. For the full year, the Fund produced a negative rate of return of -6.4%, which actually compared quite favorably with respective negative returns of -22.1% and -15.0% for the S & P 500 and DJIA. Fixed income returns were considerably better with the Lehman Bros. Gov't/Credit Index showing a very respectable 11.0% rate of return. The Fund outperformed its composite benchmark index (made up of 60% S & P 500 and 40% Lehman Bros. Gov't/Credit Bond Index) which came in with a negative return of -8.8%. The Fund also did better than the average negative return of -11.7% for a comparable balanced mutual fund peer group reported by Lipper.

Even though the overall economy turned sluggish in the fourth quarter, the full year was fairly respectable showing a real GDP gain of 2.4%, not too far below the long-term historical average rate of growth. Other measures of economic performance such as inflation and productivity improvement were quite encouraging. Turning to specific areas of the economy, housing remained robust all year reflecting low mortgage rates. Auto sales were also strong for most of the year although some weakness developed in the final quarter. Corporate profits are believed to have shown a full year growth in the high "single digits" area on an operating basis mainly in response to continuing progress on the productivity front. The major economic story last year involved issues of corporate governance and fraudulent accounting which arose out of the bankruptcy filings of Enron and WorldCom. This, of course, resulted in a crisis of investor confidence and contributed in no small way to the third consecutive annual decline in the stock market. We believe recent Federal legislation and other regulatory reforms have gone a long way to remedy many of these problems that grew out of the stock market bubble and the related prosperity of the late 1990's.

OUTLOOK FOR 2003

Absent any major disruptions resulting from military action in the Middle East, the economic outlook for 2003 seems a lot like what we experienced last year with moderate growth in the 2-3% range. Assuming that real personal disposable income continues to grow, consumer spending should begin to show some improvement over the lackluster fourth quarter of 2002. Business spending is expected to continue having a modestly positive influence as companies begin to reverse the "under spending" that has characterized recent periods as companies attempted to rebuild their balance sheets. Current projections almost guarantee that government spending at the Federal level will continue to be a stimulative force in the economy over the foreseeable future, even if Middle East problems are quickly resolved. Based on our outlook for the overall economy, corporate profits are expected to move ahead at close to a 10% rate on the strength of further productivity gains and some help from a weaker dollar.

The outlook for the bond market will likely continue to be driven by the outlook for inflation and concerns for safety. However, with short term interest rates at or near forty year lows and rate of inflation almost as depressed, it is hard to see things getting much better for bond prices. A recent narrowing of spreads between U. S. Treasuries and corporate bonds suggests some lessening of safety concerns as they relate to the economy. Middle East uncertainties also seem to be priced into the market to some degree given the strength of Treasuries during recent months.

Consequently, it seems to us that the best one can hope for is that current conditions will remain in place over the foreseeable future.

Turning to the stock market, the outlook seems to be better than many people believe. While the market will likely continue to be driven by events in the Middle East and threats of terrorism over the near term, we believe a solid base for longer term improvement has developed as a result of better corporate governance, accounting reforms and the potential for significant tax reform favorable for investors. Should the news out of the Middle East become more positive, we believe the market could have meaningful upside potential given the relatively low level of interest rates and a reasonably promising outlook for corporate profits.

                                                                William B. Frels
                                                                President


     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND, S & P 500
               INDEX, COMPOSITE INDEX AND THE CONSUMER PRICE INDEX

[CHART]

                     1992      1993       1994        1995     1996      1997     1998       1999      2000        2001      2002
Fund                   10     11.08      10.85       14.11    16.65     21.31    24.33      25.45     29.66       29.28     27.40

S & P                  10     11.01      11.15       15.34    18.87     25.17    32.39      39.20     35.63       31.39     24.45

Composite *            10     11.05      10.98       14.30    16.38     20.31    24.57      27.46     27.26       26.24     23.92

CPI                    10     10.27      10.55       10.81    11.17     11.36    11.54      11.85     12.25       12.45     12.75

* Composite Index - 60% S & P 500 and 40% Lehman Bros. Gov't/Credit

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                    1 YEAR             5 YEARS          10 YEARS
---------------------------------------------------------------------------------
Mairs and Power Balanced Fund        -6.4%              +5.2%            +10.6%
---------------------------------------------------------------------------------

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED DECEMBER 31
                                             2002     2001          2000        1999       1998
                                          --------- ---------   ------------  --------  -----------
PER SHARE

Net asset value, beginning of year        $ 49.71   $ 51.86     $ 50.13       $ 50.05   $ 45.52

Investment operations:
   Net investment income                     1.46      1.45        1.37(a)       1.38      1.29(*)

    Net realized and unrealized
      gains (losses) on investments         (4.63)    (2.15)       6.86(a)       0.90      5.08
                                          --------- ---------   ------------  --------  -----------
TOTAL FROM INVESTMENT OPERATIONS            (3.17)    (0.70)       8.23          2.28      6.37

Less distributions:
   Dividends (from net
    investment income)                      (1.45)    (1.45)      (1.58)        (1.39)    (1.24)

    Distributions (from capital gains)         --        --       (4.92)        (0.81)    (0.60)
                                          --------- ---------   ------------  --------  -----------
TOTAL DISTRIBUTIONS                         (1.45)    (1.45)      (6.50)        (2.20)    (1.84)
                                          --------- ---------   ------------  --------  -----------
NET ASSET VALUE, END OF YEAR              $ 45.09   $ 49.71     $ 51.86       $ 50.13   $ 50.05
                                          ========= =========   ============  ========  ===========
TOTAL INVESTMENT RETURN                      (6.4%)    (1.3%)      16.6%          4.6%     14.2%
                                          ========= =========   ============  ========  ===========
NET ASSETS, END OF YEAR (000'S OMITTED)   $43,261   $42,037     $41,370       $40,611   $38,356

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets                     0.99%     0.95%       0.93%         0.88%     0.91%

   Ratio of net investment income
      to average net assets                  3.11%     2.89%       2.81%(a)      2.70%     2.69%

   Portfolio turnover rate                  10.92%    16.49%      12.47%        13.40%    11.88%

(*) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(a) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.

STATEMENT OF NET ASSETS
DECEMBER 31, 2002

   FACE                                                                                                MARKET VALUE
  AMOUNT                   SECURITY DESCRIPTION                                                          (NOTE 2a.)
----------    -------------------------------------------------------------------------------       -----------------
              FIXED INCOME SECURITIES    37.3%

              U.S.TREASURY AND FEDERAL AGENCY OBLIGATIONS  4.9%
$ 250,000     Federal Home Loan Bank                                    7.445%       08/15/07       $        259,563
  250,000     Federal Home Loan Bank                                    7.235%       10/19/10                282,040
  250,000     Federal Home Loan Bank                                     7.05%       01/03/17                250,042
  250,000     Federal Home Loan Bank                                     7.00%       04/24/17                253,858
  300,000     Federal National Mortgage Association                      7.00%       08/27/12                322,049
  250,000     Federal National Mortgage Association                      6.37%       02/25/14                261,531
  250,000     Federal National Mortgage Association                      7.00%       07/15/16                256,849
  250,000     Federal National Mortgage Association                      7.00%       04/04/17                253,177
                                                                                                    -----------------
                                                                                                           2,139,109
                                                                                                    -----------------

              OTHER NON-CONVERTIBLE BONDS  30.6%
  250,000     Household Finance Corp.                                    7.00%      02/15/03                 251,016
  250,000     Baroid Corporation                                         8.00%      04/15/03                 249,633
  250,000     Aon Corporation                                            6.70%      06/15/03                 251,034
  200,000     Northern States Power                                      5.75%      10/01/03                 202,071
  250,000     Ford Motor Credit Company                                  6.70%      07/16/04                 254,817
  250,000     Fort James Corp.                                          6.625%      09/15/04                 243,750
  250,000     Household Finance Corp.                                    8.00%      05/09/05                 270,150
  250,000     Public Services of Colorado                               6.375%      11/01/05                 261,413
  250,000     Motorola, Inc.                                             6.75%      02/01/06                 258,966
  265,000     J.C. Penney & Co.                                          6.00%      05/01/06                 253,075
  250,000     Lucent Technologies                                        7.25%      07/15/06                 142,500
  250,000     Halliburton                                                6.00%      08/01/06                 255,246
  250,000     Monongahela Power Company, Inc.                            5.00%      10/01/06                 241,592
  250,000     Stilwell Financial Inc.                                    7.00%      11/01/06                 252,440
  250,000     AT&T                                                       7.00%      11/15/06                 267,472
  250,000     Steel Case Inc.                                           6.375%      11/15/06                 266,605
  250,000     Goodyear Tire & Rubber Co.                                6.625%      12/01/06                 202,861
  250,000     Ford Motor Credit Company                                  6.50%      01/25/07                 247,146
  250,000     Sherwin Williams Co.                                       6.85%      02/01/07                 276,034
  250,000     Corning Inc.                                               7.00%      03/15/07                 212,723
  250,000     Goodyear Tire & Rubber Co.                                 8.50%      03/15/07                 212,605
  250,000     Bankers Trust NY Corp.                                     6.70%      10/01/07                 278,898

   FACE                                                                                                MARKET VALUE
  AMOUNT                   SECURITY DESCRIPTION                                                          (NOTE 2a.)
----------    -------------------------------------------------------------------------------       -----------------
              FIXED INCOME SECURITIES (CONTINUED)

              OTHER NON-CONVERTIBLE BONDS  (CONTINUED)
$ 350,000     Corning Inc.                                               6.30%       03/01/09       $        297,938
  500,000     SUPERVALU, Inc.                                           7.875%       08/01/09                550,146
  250,000     Xcel Energy                                                7.00%       12/01/10                216,250
  250,000     Daimler Chrysler                                           7.75%       01/18/11                286,037
  375,000     Sears Roebuck Acceptance Corp.                             7.00%       02/01/11                362,374
  250,000     Hertz Corp.                                                7.40%       03/01/11                236,750
  250,000     NRG Energy                                                 7.75%       04/01/11                 66,250
  250,000     General Foods Corporation                                  7.00%       06/15/11                251,700
  250,000     Goodyear Tire & Rubber Co.                                7.857%       08/15/11                187,485
  200,000     Ford Motor Company Debentures                              9.50%       09/15/11                212,891
  250,000     Household Finance Corp.                                   6.375%       10/15/11                261,816
  250,000     Kerr McGee Corp.                                           7.00%       11/01/11                251,843
  250,000     Bombardier Inc.                                            6.75%       05/01/12                222,944
  250,000     Teco Energy                                                7.00%       05/01/12                210,407
  250,000     Verizon Communications                                    6.875%       06/15/12                279,417
  250,000     Goldman Sachs & Company                                    8.00%       03/01/13                291,813
  250,000     Allstate Corp.                                             7.50%       06/15/13                301,607
  250,000     Willamette Industries                                     7.125%       07/22/13                276,205
  252,900     General American Transportation                            7.50%       02/28/15                279,845
  250,000     Security Benefit Life Insurance Company                    8.75%       05/15/16                282,952
  250,000     General Motors Acceptance Corporation                      7.25%       09/15/17                251,310
  250,000     Servicemaster Company                                      7.10%       03/01/18                259,073
  250,000     Lincoln National Corp.                                     7.00%       03/15/18                266,007
  500,000     Provident Companies                                        7.00%       07/15/18                444,436
  250,000     South Jersey Gas Co.                                      7.125%       10/22/18                258,274
  350,000     PPG Industries                                             7.40%       08/15/19                377,406
  250,000     Liberty Mutual Insurance Company                           8.50%       05/15/25                217,115
  500,000     The Toro Company                                           7.80%       06/15/27                493,254
                                                                                                    ----------------
                                                                                                          13,245,592

              CONVERTIBLE BONDS  0.4%
  250,000     Noram Energy                                               6.00%       03/15/12                179,375
                                                                                                    ----------------

  NUMBER                                                                               MARKET VALUE
OF SHARES                  SECURITY DESCRIPTION                                          (NOTE 2a.)
----------    ---------------------------------------------------------------        ---------------
              FIXED INCOME SECURITIES (CONTINUED)

              NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 1.4%
 6,000        Barclays Bank PLC, Series E                               $2.00        $       153,600
 2,500        J. P. Morgan Chase & Co., Series A, Adj Rate              $5.00                187,500
10,000        St. Paul Capital Trust I                                  $1.90                257,650
                                                                                     ---------------
                                                                                             598,750

              TOTAL FIXED INCOME SECURITIES  37.3%                                        16,162,826
              (cost $15,911,186)

              COMMON STOCK  59.5%

              BASIC INDUSTRIES  2.8%
18,000        Bemis Company, Inc.                                                            893,340
 8,000        H. B. Fuller                                                                   207,040
 2,000        Weyerhaeuser Company                                                            98,420
                                                                                     ---------------
                                                                                           1,198,800

              CAPITAL GOODS  7.3%
 7,000        Briggs & Stratton Corporation                                                  297,290
52,500        Graco Inc.                                                                   1,504,125
10,000        Ingersoll-Rand Company                                                         430,600
40,000        MTS Systems Corporation                                                        400,800
15,000        Pentair, Inc.                                                                  518,250
                                                                                     ---------------
                                                                                           3,151,065

              CONSUMER CYCLICAL  0.6%
 5,000        Genuine Parts Company                                                          154,000
12,000        Sturm, Ruger & Co., Inc.                                                       114,840
                                                                                     ---------------
                                                                                             268,840
              CONSUMER STAPLE  5.2%
10,000        General Mills, Inc.                                                            469,500
 6,000        Hershey Foods Corporation                                                      404,640
30,000        Hormel Foods Corporation                                                       699,900
14,000        Kimberly Clark                                                                 664,580
                                                                                     ---------------
                                                                                           2,238,620
                                                                                     ---------------

              DIVERSIFIED  3.0%
18,000        General Electric Company                                                       438,300
 7,000        3M Company                                                                     863,100
                                                                                     ---------------
                                                                                           1,301,400
                                                                                     ---------------

  NUMBER                                                                             MARKET VALUE
OF SHARES                  SECURITY DESCRIPTION                                        (NOTE 2a.)
----------    ---------------------------------------------------------------        -------------
              COMMON STOCK (CONTINUED)

              ENERGY  7.2%
15,000        BP PLC                                                                 $    609,750
13,000        Burlington Resources Inc.                                                   554,450
21,200        Exxon Mobil Corporation                                                     740,728
12,000        Murphy Oil Corporation                                                      514,200
17,000        Schlumberger, Limited                                                       715,530
                                                                                     -------------
                                                                                        3,134,658

              FINANCIAL  15.9%
15,000        American Express Company                                                    530,250
10,000        Bank of America Corporation                                                 695,700
18,690        Community First Bankshares, Inc.                                            494,538
 7,593        Jefferson-Pilot Corp.                                                       289,369
20,000        Merrill Lynch & Co., Inc.                                                   759,000
30,000        J. P. Morgan Chase & Co., Inc.                                              720,000
20,000        St. Paul Companies                                                          681,000
50,000        U.S. Bancorp                                                              1,061,000
35,000        Wells Fargo & Company                                                     1,640,450
                                                                                     -------------
                                                                                        6,871,307

              HEALTH CARE  8.2%
22,000        Baxter International Inc.                                                   616,000
25,000        Bristol-Myers Squibb Company                                                578,750
12,000        Merck & Co.                                                                 679,320
35,000        Pfizer Inc.                                                               1,069,950
15,000        Wyeth                                                                       561,000
 1,500        Zimmer Holdings *                                                            62,280
                                                                                     -------------
                                                                                        3,567,300

              TECHNOLOGY  5.1%
30,000        Corning Inc. *                                                               99,300
10,000        eFunds Corp. *                                                               91,100
10,000        Emerson Electric Co.                                                        508,500
30,000        Honeywell International Inc.                                                720,000
10,000        International Business Machines Corporation                                 775,000
                                                                                     -------------
                                                                                        2,193,900
              TRANSPORTATION  0.2%
 6,000        Delta Air Lines, Inc.                                                        72,600
                                                                                     -------------

  NUMBER                                                                                        MARKET VALUE
OF SHARES                  SECURITY DESCRIPTION                                                   (NOTE 2a.)
----------    ---------------------------------------------------------------                   -------------

              COMMON STOCK (CONTINUED)

              UTILITIES  4.0%
   10,000     American Water Works Company, Inc.                                                $     454,800
   20,000     Qwest Communications*                                                                   100,000
   20,000     Verizon Communications                                                                  775,000
   35,000     Xcel Energy Inc.                                                                        385,000
                                                                                                -------------
                                                                                                    1,714,800

              TOTAL COMMON STOCK  59.5%                                                            25,713,290
              (cost $14,112,169)

              SHORT TERM INVESTMENTS  2.3%
1,002,611     First American Prime Obligations Fund, Class I                                        1,002,611
                                                                                                -------------
              TOTAL SHORT TERM INVESTMENTS  2.3%                                                    1,002,611
              (cost $1,002,611)                                                                 -------------


              TOTAL INVESTMENTS  99.1%                                                             42,878,727
              (cost $31,025,965)                                                                -------------

              OTHER ASSETS AND LIABILITIES (NET)  0.9%                                                382,740
                                                                                                -------------

                    NET ASSETS:
                    Capital stock                                                               $      95,934
                    Additional paid-in capital                                                     31,329,801
                    Accumulated undistributed net investment income                                    10,055
                    Accumulated undistributed net realized loss on investment transactions            (27,085)
                    Net unrealized appreciation of investments                                     11,852,762
                                                                                                -------------

              TOTAL NET ASSETS  100%                                                            $  43,261,467
              (Net assets equal to $45.09 per share on 959,342 shares outstanding)              =============

              CAPITAL STOCK  (par value $.10 a share)
              Shares authorized                                                                    10,000,000
                                                                                                =============

* Non income producing

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME

Income:
      Dividends                                                 $   673,219
      Interest                                                    1,067,158
                                                                ------------
   TOTAL INCOME                                                                  $  1,740,377

Expenses:
      Investment management fees (NOTE 5)                           254,607
      Administrative fees                                           111,509
      Transfer agent fees                                            17,127
      Custodian fees                                                  9,883
      Legal and audit fees                                           26,011
      Other fees and expenses                                         1,700
                                                                ------------
   TOTAL EXPENSES                                                                     420,837
                                                                                 -------------
   NET INVESTMENT INCOME                                                            1,319,540

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4)
      Net realized loss on investments sold                         (25,898)
      Unrealized depreciation of investments                     (4,042,206)
                                                                ------------
   NET LOSS ON INVESTMENTS                                                         (4,068,104)
                                                                                 -------------
   DECREASE IN NET ASSETS FROM OPERATIONS                                        ($ 2,748,564)
                                                                                 =============

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31
                                                                                     2002              2001
                                                                                 ------------------------------
OPERATIONS
   Net investment income                                                         $ 1,319,540       $ 1,188,307
   Net realized loss on investments sold                                             (25,898)           (1,187)
   Unrealized depreciation of investments                                         (4,042,206)       (1,710,538)
                                                                                 -----------       -----------
DECREASE IN NET ASSETS FROM OPERATIONS                                            (2,748,564)         (523,418)

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                     (1,311,937)       (1,187,063)
                                                                                 -----------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (1,311,937)       (1,187,063)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                                       8,870,226         7,620,867
   Reinvestment of distributions from net investment
      income and net realized gains                                                1,109,463           978,408
   Cost of shares redeemed                                                        (4,694,676)       (6,221,705)
                                                                                 -----------       -----------
INCREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                      5,285,013         2,377,570
                                                                                 -----------       -----------
TOTAL INCREASE IN NET ASSETS                                                       1,224,512           667,089

NET ASSETS
   Beginning of year                                                              42,036,955        41,369,866
                                                                                 -----------       -----------
   End of year (including accumulated undistributed
      net investment income of $10,055 and $2,452, respectively)                 $43,261,467       $42,036,955
                                                                                 ===========       ===========
CHANGES IN CAPITAL STOCK
   Shares sold                                                                       189,255           151,695
   Shares issued for reinvested distributions                                         24,047            20,031
   Shares redeemed                                                                   (99,573)         (123,813)
                                                                                 -----------       -----------
NET INCREASE IN SHARES                                                               113,729            47,913
                                                                                 ===========       ===========

SEE ACCOMPANYING 'NOTES TO FINANCIAL STATEMENTS'.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

Note 1 -- The Fund is registered under the Investment Company Act of 1940
          (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2 -- Significant accounting polices of the Fund are as follows:

          (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the adviser, Mairs and Power, Inc. and the Fund's Board of Directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost.

          (b) Security transactions are recorded on the date which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including premium amortization and discount accretion, is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

          (c) The Fund is a "regulated investment company" as defined in Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all excise and income taxes.

          (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 3 -- Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 2002 aggregated $9,527,036 and $2,484,836, respectively.

Note 4 -- Net unrealized appreciation on investments for federal income tax purposes aggregated $11,852,762, of which $13,416,148 related to appreciated investment securities and $1,563,386 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $31,025,965. There is no difference between the book basis and tax basis of distributable earnings at December 31, 2002, and no difference between the book basis and tax basis of dividends paid during the year then ended.

Note 5 -- The investment management fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment management fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The management fee is computed each month at an annual rate of .60% of the net asset value of the Fund on the last valuation day of the month. At December 31, 2002, the amount payable by the Fund to Mairs and Power, Inc. was $21,427. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $5,650 in 2002. No compensation was paid to any other director or officer of the Fund.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Balanced Fund, Inc. (the Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Minneapolis, MN
January 24, 2003

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                                            PER SHARE
                                                         -------------------------------------------------------------
                                                                        DISTRIBUTIONS                     PERFORMANCE
                                                                             OF             DIVIDENDS        OF AN
                                                                          REALIZED          FROM NET        ASSUMED
                       SHARES        TOTAL NET           NET ASSET       SECURITIES        INVESTMENT     INVESTMENT
  DATES            OUT-STANDING        ASSETS             VALUE            GAINS             INCOME       OF $10,000*
-------------      ------------     -----------          ---------      -------------      ----------     ------------
Dec. 31, 1978          100,458      $ 1,439,598           $14.33            $0.35            $1.00         $ 10,250
Dec. 31, 1979          113,790      $ 1,644,853           $14.46            $0.30            $1.10         $ 11,343
Dec. 31, 1980          129,196      $ 1,969,896           $15.25            $0.21            $1.25         $ 13,195
Dec. 31, 1981          132,236      $ 1,928,460           $14.59               --            $1.21         $ 13,672
Dec. 31, 1982          135,050      $ 2,274,421           $16.84            $0.33            $1.25         $ 17,573
Dec. 31, 1983          155,828      $ 2,907,432           $18.66               --            $1.28         $ 20,859
Dec. 31, 1984          155,810      $ 2,729,570           $17.52            $0.45            $1.28         $ 21,611
Dec. 31, 1985          183,348      $ 3,837,245           $20.93            $0.35            $1.13         $ 27,895
Dec. 31, 1986          253,724      $ 5,395,111           $21.27            $1.87            $0.98         $ 32,177
Dec. 31, 1987          295,434      $ 5,772,298           $19.54            $1.09            $1.06         $ 32,730
Dec. 31, 1988          317,426      $ 6,569,555           $20.70            $0.42            $1.12         $ 37,280
Dec. 31, 1989          344,486      $ 7,886,058           $22.89            $0.33            $1.08         $ 43,865
Dec. 31, 1990          366,158      $ 8,075,488           $22.06            $0.07            $1.07         $ 44,461
Dec. 31, 1991          400,276      $10,676,264           $26.67               --            $1.00         $ 55,967
Dec. 31, 1992          428,672      $11,535,822           $26.91            $0.30            $1.00         $ 59,246
Dec. 31, 1993          476,860      $13,441,576           $28.19            $0.63            $0.99         $ 65,673
Dec. 31, 1994          494,968      $12,972,976           $26.21            $0.37            $1.03         $ 64,305
Dec. 31, 1995          519,272      $16,978,753           $32.70            $0.28            $1.02         $ 83,621
Dec. 31, 1996          558,234      $20,565,014           $36.84            $0.54            $1.10         $ 98,615
Dec. 31, 1997          632,540      $28,789,593           $45.52            $0.35            $1.19         $126,251
Dec. 31, 1998          766,420      $38,355,609           $50.05            $0.60            $1.24         $144,129
Dec. 31, 1999          810,184      $40,610,878           $50.13            $0.81            $1.39         $150,766
Dec. 31, 2000          797,699      $41,369,866           $51.86            $4.92            $1.58         $175,715
Dec. 31, 2001          845,613      $42,036,955           $49.71               --            $1.45         $173,486
Dec. 31, 2002          959,342      $43,261,467           $45.09               --            $1.45         $162,355

*ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1978.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2002)
                                ARE AS FOLLOWS:

    1 YEAR: -6.4%            5 YEARS: +5.2%              10 YEARS: +10.6%

 THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN
   AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE
TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

ADDITIONAL SHAREHOLDER INFORMATION
DECEMBER 31, 2002

An annual meeting of the Fund's shareholders was held on May 20, 2002. The number of outstanding shares of common stock on record date, April 1, 2002, for the Mairs and Power Balanced Fund was 865,548. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters, are set forth below.

     (a)  The Fund's shareholders elected the following directors:

                    Director's Name                                  Votes For                         Votes Withheld
                    ---------------                                  ---------                         --------------
                  William B. Frels                                    581,290                               5,341
                  George A. Mairs                                     581,937                               4,694
                  Peter G. Robb                                       581,937                               4,694
                  J. Thomas Simonet                                   585,441                               1,190
                  Charlton Dietz                                      585,441                               1,190
                  Norbert J. Conzemius                                585,441                               1,190
                  Charles M. Osborne                                  585,441                               1,190

     (b) The Fund's shareholders ratified the selection by the Fund's Board of Directors of Ernst & Young LLP as the Fund's independent public accountant for the Fund for the fiscal year ending December 31, 2002. The following votes were cast regarding this matter:

                                 Votes For                           Votes Against                        Abstentions
                                 ---------                           -------------                        -----------
                                  582,661                                2,399                               1,571

          (c)  There were no other matters voted on or discussed.

DIRECTORS AND OFFICERS

Information pertaining to the Directors and Officers of Mairs and Power Balanced Fund, Inc. is set forth below. The statement of additional information (SAI) includes additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-304-7404 or can be downloaded from our website at www.mairsandpower.com.

                                                                                          NUMBER OF
                                 POSITION(S) HELD                                         PORTFOLIOS IN
                                 WITH FUND AND                                            FUND COMPLEX        OTHER
                                 LENGTH OF TIME      PRINCIPAL OCCUPATION(S)              OVERSEEN BY         DIRECTORSHIPS
NAME, (AGE) AND ADDRESS(1)       SERVED(2)           DURING PAST FIVE YEARS               DIRECTOR            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------
William B. Frels (63)            President and       President and Treasurer of the             2                  N/A
                                 Director since      Investment Adviser
                                 1992

George A. Mairs, III (74)        Secretary and       Chairman of the Investment                 2                  N/A
                                 Director since      Adviser
                                 1980

Peter G. Robb (54)               Vice President      Vice President and Secretary of            2                  N/A
                                 since 1994;         the Investment Adviser
                                 Director since
                                 1995

------------------------------------------------------------------------------------------------------------------------------
                                       INTERESTED PRINCIPAL OFFICER WHO IS NOT A DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Lisa J. Hartzell (57)            Treasurer since     Manager of Mutual Fund Services           N/A                 N/A
                                 1996                of the Investment Adviser

------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
J. Thomas Simonet (76)           Director from       Retired Chief Executive Officer,           2                  N/A
332 Minnesota Street             1992 to Sep 2002    US Bank Trust National
Suite E1430                                          Association (formerly First Trust
St. Paul, MN  55101                                  National Association)

Charlton Dietz (71)              Director since      Retired Senior Vice President,             2                  N/A
30 Seventh Street East           1997                Legal Affairs and General Counsel,
Suite 3050                                           Minnesota Mining and Manufacturing
St. Paul, MN  55101                                  Company

Norbert J. Conzemius (61)        Director since      Retired Chief Executive Officer,           2                  N/A
                                 2000                Road Rescue Incorporated

                                                                                          NUMBER OF
                                 POSITION(S) HELD                                         PORTFOLIOS IN
                                 WITH FUND AND                                            FUND COMPLEX        OTHER
                                 LENGTH OF TIME      PRINCIPAL OCCUPATION(S)              OVERSEEN BY         DIRECTORSHIPS
NAME, (AGE) AND ADDRESS(1)       SERVED(2)           DURING PAST FIVE YEARS               DIRECTOR            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Charles M. Osborne (49)          Director since      -    Chief Financial Officer,              2                  N/A
                                 2001                     University of Minnesota
                                                          Foundation (2000 to present);
                                                     -    Executive Vice President and
                                                          Chief Financial Officer, 21
                                                          North Main, Inc. (2000);
                                                     -    Partner, Gateway Alliance
                                                          (1999-present);
                                                     -    Director, Northstar Photonics
                                                          (1999-present);
                                                     -    Chief Financial Officer (1998),
                                                          Vice President and General
                                                          Manager, MN (1999), Vice
                                                          President Corporate Human
                                                          Resources, IA (2000), McLeod
                                                          USA/Ovation Communications;
                                                     -    President and Chief Operating
                                                          Officer, Graco, Inc.
                                                          (1997-1998).

Edward C. Stringer (67)          Director since      -    Shareholder (2002 - present),         2                  N/A
2200 First National Bank         October  2002            Briggs and Morgan, P.A.
Building                                             -    Associate Justice, State of
St. Paul, MN  55101                                       Minnesota Supreme Court
                                                          (1994-2002).

(1) Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

(2) Each Director serves until elected at each annual meeting, or until his successor is appointed. Each officer is elected annually.

                       MAIRS AND POWER BALANCED FUND, INC.

                               INVESTMENT ADVISER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101

                                    CUSTODIAN
                                U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                               INDEPENDENT AUDITOR
                               Ernst & Young, LLP
                                   Suite 1400
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402

              FOR ANY SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES

                        Call 1-800-304-7404 or write to:

       (REGULAR MAIL ADDRESS)               (OVERNIGHT OR EXPRESS MAIL ADDRESS)
       ----------------------               ----------------------------------
    Mairs and Power Balanced Fund              Mairs and Power Balanced Fund
 c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street                           3rd Floor
            P. O. Box 701                        615 East Michigan Street
   Milwaukee, Wisconsin 53201-0701              Milwaukee, Wisconsin 53202


For Fund literature and information, you can also visit the Fund's web site at:
                              www.mairsandpower.com